                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-8076
                    ----------------------------------------

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                               J. Kevin Gao, Esq.
               The Emerging Markets Telecommunications Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140

Registrant's telephone number, including area code: (212) 875-3500

Date of fiscal year end: October 31

Date of reporting period: December 1, 2003 to October 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

THE EMERGING MARKETS
TELECOMMUNICATIONS
FUND, INC.

ANNUAL REPORT
OCTOBER 31, 2004


[ETF LISTED NYSE(R) LOGO]


3018-AR-04

CONTENTS

Letter to Shareholders                                                    1

Portfolio Summary                                                         4

Schedule of Investments                                                   6

Statement of Assets and Liabilities                                      10

Statement of Operations                                                  11

Statement of Changes in Net Assets                                       12

Statement of Cash Flows                                                  13

Financial Highlights                                                     14

Notes to Financial Statements                                            16

Report of Independent Registered Public Accounting Firm                  24

Description of InvestLink(SM) Program                                    25

Information Concerning Directors and Officers                            28

Annual Certifications                                                    30

Proxy Voting and Portfolio Holdings Information                          31

LETTER TO SHAREHOLDERS

                                                               December 13, 2004

DEAR SHAREHOLDER:

The Emerging Markets Telecommunications Fund, Inc. (the "Fund") had a return of 21.8%, based on net asset value ("NAV"), for the eleven months ended October 31, 2004. (As a result of a recent change, the Fund's fiscal year now ends on October 31. The Fund's previous fiscal year end-date was November 30.) This compares with a same-period increase of 18.0% for the Morgan Stanley Capital International Emerging Markets Index* ("MSCI EM") and an increase of 21.6% for the telecommunications services subsector of the MSCI EM.

THE MARKET: TELECOMS OUTPERFORM

Emerging stock markets overcame a dramatic mid-period downturn to post a solid gain and outperform developed equity markets. These stocks began the period on a strong note, amid hopes that a global economic rebound would especially benefit emerging market companies. However, the group surrendered its period-to-date gains in April and May, when fears of rising U.S. interest rates, along with concern that China's economy would slow too much, too fast, sparked a wave of profit taking. Favorable conditions returned as inflation and interest rate fears appeared excessive, China remained on a growth path and high and rising commodity prices benefited numerous emerging countries in terms of export revenues.

Emerging market telecommunications stocks outperformed the broader emerging market universe in the period. In general, investors favored the group's domestic orientation within a period of stronger local currencies and a weakening U.S. dollar, trends that tend to hinder export-oriented companies abroad.

PERFORMANCE: HELPED BY LATIN AMERICAN HOLDINGS

The Fund benefited from strong stock selection in Latin America. While Brazilian telecommunications stocks collectively declined in the period, the Fund's holdings were up almost 10%. Within Chile, the Fund's return was aided by Compania de Telecomunicaciones de Chile S.A. ("Chile Telecommunications") (1.79% of the Fund's net assets as of October 31, 2004), a position we established during the summer, after its stock declined on uncertainties related to the pending spin-off of its wireless division. In our view, the stock was attractive on a dividend basis. The stock then rallied as investors became more comfortable with the spin-off story.

The Fund's Asian holdings also added value, paced by its stocks from South Korea. Another factor that aided performance was our underweighting in China, whose telecom stocks rose only modestly. The Fund's private placement holdings, which accounted for about 20% of the portfolio as of October 31, 2004, rose about 5% in value overall, and hence detracted from relative performance.

THE PORTFOLIO: MANEUVERING WITHIN A SECTOR OFFERING GROWTH AND VALUE

Recently, the Fund's exposure to the Chilean wireless company was eliminated after Chile Telecommunications spun off its wireless division (we received cash, and did not have the option to own the wireless shares). On profit taking, we reduced our exposure to Russia and Thailand in stocks that had good showings. Another move we made late in the period was to raise our exposure to the Brazilian wireless area.

Looking ahead, in Asia, we remain cautious toward China, remaining underweighted on concerns over increased capital spending by Chinese telecom companies, which could hamper profit margins for a spell. That said, a stronger Chinese currency could emerge to support investor sentiment toward these stocks, and we continue to monitor this closely. We ended the period with an underweighting in South Korea, on wireless-broadband capital spending concerns. Elsewhere of note, we have turned more cautious toward Russia, ending the period with less of an overweighting. This was based in part on our analysis of increased political risk.

Despite a year of solid performance in absolute terms and relative to most emerging market industry sectors, we believe that emerging telecom stocks still have potential to outperform going forward. First, as a domestic oriented sector, as noted, telecom stocks could continue to benefit from strong local currencies, barring a downturn in their value vs. the dollar. In addition, the group has been generating relatively large cashflows, which may appeal to investors from a defensive perspective, yet also has potentially healthy growth prospects in areas such as Russia, India, Malaysia and Latin American wireless.

For our part, we will maintain a mix of fixed-line and wireless companies, making adjustments based on stock specific factors (currently, we have more of a growth bias). In general, we tend to increase our exposure to wireline companies when they trade at significant discounts to their historical share prices, offer high yields, and/or are engaging in meaningful share buyback programs.

SHARE BUYBACKS AND PRIVATE PLACEMENT UPDATE

The Fund repurchased 484,200 of its shares in the period at a total cost of $3,835,755. The total impact on the Fund's NAV as a result of the share buybacks was to add $0.07 per share.

Regarding the Fund's private placements, several Israeli-focused technology venture capital funds declined in value (primarily during the first half of the period), as the investment managers of these funds went through another round of write-downs. This was mostly related to technology investments in instances where low cash positions, difficulty in raising additional capital and performance not continuing within original expectations led to the write-downs.

Write-ups are generally the result of a third-party financing round, IPO or sale of an investment, while write-downs also reflect the manager's judgment with respect to any impairment of value. A number of the underlying venture capital investments are still in the early stage of their development. On the positive side, the Fund's investment in a U.S. venture capital fund benefited from the write-up of some of its underlying investments due to new rounds of financing at higher valuations. In addition, during the period, the Fund's investment in Independent Network Television Holding Ltd., a Russian television network, was written up back to cost as the company's performance and prospects improved.

Distributions from the fund investments during the period reached approximately $1.2 million, as underlying investments were realized due to IPOs and strategic sales, reflecting the improvement in the technology sector. With this improved environment, the investment pace of the funds continues to accelerate, with $2.5 million of capital calls made by the Fund's private placements during the period (28.6% of unfunded commitments at beginning of the period).

Respectfully,


/s/ Emily Alejos

Emily Alejos
Chief Investment Officer**

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING MARKET INVESTMENTS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED IN TELECOMMUNICATIONS, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER FUNDS THAT SEEK CAPITAL APPRECIATION BY INVESTING IN A BROADER MIX OF ISSUERS.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

----------
* The Morgan Stanley Capital International Emerging Markets Index is an unmanaged index (with no defined investment objective) of emerging-market equities that includes reinvestment of net dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Emily Alejos, who is a Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. Ms. Alejos joined CSAM in 1997 from Bankers Trust, where she was an emerging markets portfolio manager. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos is Chief Investment Officer of the Fund and The Brazilian Equity Fund, Inc. and Co-Chief Investment Officer of The Latin American Equity Fund, Inc. She is also an Investment Officer of The Chile Fund, Inc.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

PORTFOLIO SUMMARY - AS OF OCTOBER 31, 2004 (UNAUDITED)

[CHART]

SECTOR ALLOCATION

AS A PERCENT OF NET ASSETS

                                          OCTOBER 31, 2004    NOVEMBER 30, 2003
Cellular Telecommunications                    35.49%              37.14%
Computers                                       0.00%               1.79%
Diversified Operations                          0.00%               1.58%
Electric-Integrated                             0.00%               2.98%
Electric Products-Miscellaneous                 1.06%               0.00%
Electronic Components/Semiconductors            0.00%               3.83%
Internet Services/Software                      2.14%               3.76%
Telecommunications                             18.94%              12.87%
Telephone-Integrated                           24.50%              20.28%
Venture Capital                                12.80%              13.07%
Other                                           2.12%               2.21%
Cash & Other Assets                             2.95%               0.49%

[CHART]

GEOGRAPHIC ASSET BREAKDOWN

AS A PERCENT OF NET ASSETS

                                          OCTOBER 31, 2004    NOVEMBER 30, 2003
Africa                                          5.39%               5.51%
Asia                                           31.49%              45.78%
Europe                                          2.81%               0.00%
Latin America                                  41.05%              29.53%
Middle East                                     8.09%              10.33%
North America                                   0.94%               1.59%
Global                                          7.28%               6.77%
Cash & Other Assets                             2.95%               0.49%

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

PORTFOLIO SUMMARY - AS OF OCTOBER 31, 2004 (UNAUDITED) (CONCLUDED)

[CHART]

SUMMARY OF SECURITIES BY COUNTRY/REGION

AS A PERCENT OF NET ASSETS

                                          OCTOBER 31, 2004        NOVEMBER 30, 2003
Asia                                            2.64%                    3.56%
Brazil                                         10.94%                    8.12%
Chile                                           3.05%                    1.76%
China                                           5.26%                    6.80%
Indonesia                                       4.83%                    2.54%
Israel                                          8.09%                    9.57%
Malaysia                                        3.28%                    0.94%
Mexico                                         21.56%                   18.06%
Russia                                          3.58%                    9.76%
South Africa                                    5.39%                    5.51%
South Korea                                     8.76%                   13.21%
Taiwan                                          0.00%                    5.62%
Global                                          7.28%                    6.77%
Other                                          12.39%                    7.29%

[CHART]

TOP 10 HOLDINGS, BY ISSUER

                                                                               COUNTRY/      PERCENT OF
    HOLDING                                             SECTOR                  REGION       NET ASSETS
-------------------------------------------------------------------------------------------------------
 1. America Movil S.A. de C.V.                Cellular Telecommunications       Mexico          17.3

 2. SK Telecom Co., Ltd.                      Cellular Telecommunications     South Korea        6.5

 3. Emerging Markets Ventures I, L.P.               Venture Capital             Global           5.8

 4. China Telecom Corp. Ltd.                      Telecommunications             China           5.3

 5. Telefonos de Mexico, S.A. de C.V.            Telephone-Integrated           Mexico           4.2

 6. Tele Norte Leste Participacoes S.A.          Telephone-Integrated           Brazil           3.7

 7. Telekom Malaysia Berhad                       Telecommunications           Malaysia          3.3

 8. Telkom South Africa Ltd.                     Telephone-Integrated        South Africa        2.7

 9. MTN Group Ltd.                            Cellular Telecommunications    South Africa        2.7

10. TVG Asian Communications Fund II, L.P.        Telecommunications             Asia            2.6

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2004

                                                        NO. OF
DESCRIPTION                                          SHARES/UNITS        VALUE
-----------------------------------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-97.05%
EQUITY OR EQUITY-LINKED SECURITIES OF
 TELECOMMUNICATION COMPANIES IN EMERGING
 COUNTRIES-96.00%

ARGENTINA-1.71%

TELEPHONE-INTEGRATED-1.71%
Nortel Inversora S.A., PNB,
  ADR+                                                     61,400      $    434,712
Telecom Argentina S.A., ADR+                               98,200         1,044,848
                                                                       ------------
TOTAL ARGENTINA (Cost $1,451,906)                                         1,479,560
                                                                       ------------

ASIA-2.64%

TECHNOLOGY-0.01%
Nirvana Capital Ltd.+#*                                    42,000             9,851
                                                                       ------------

TELECOMMUNICATIONS-2.63%
TVG Asian Communications
  Fund II, L.P.+++#                                     3,008,374         2,267,972
                                                                       ------------
TOTAL ASIA (Cost $2,977,267)                                              2,277,823
                                                                       ------------

BRAZIL-10.94%

CELLULAR TELECOMMUNICATIONS-2.33%
Telesp Celular Participacoes
  S.A., ADR+^                                             335,200         2,007,848
                                                                       ------------

TELEPHONE-INTEGRATED-8.61%
Brasil Telecom Participacoes
  S.A.                                                188,600,000         1,353,746
Tele Norte Leste Participacoes
  S.A.                                                    136,900         1,735,217
Tele Norte Leste Participacoes
  S.A., ADR^                                              112,600         1,472,808
Telecomunicacoes de Sao Paulo
  S.A., PN                                            102,900,000         1,640,779
Telemar Norte Leste S.A., PNA                              67,200         1,235,765
                                                                       ------------
                                                                          7,438,315
                                                                       ------------
TOTAL BRAZIL (Cost $9,117,877)                                            9,446,163
                                                                       ------------

CENTRAL AND EASTERN EUROPE-1.08%

CELLULAR TELECOMMUNICATIONS-1.08%
Telesystem International
  Wireless Inc.+
  (Cost $839,238)                                          85,500      $    936,225
                                                                       ------------

CHILE-3.05%

TELEPHONE-INTEGRATED-3.05%
Compania de Telecomunicaciones
  de Chile S.A., ADR                                      150,000         1,549,500
Empresa Nacional de
  Telecomunicaciones S.A.                                 150,000         1,084,249
                                                                       ------------
TOTAL CHILE (Cost $2,671,088)                                             2,633,749
                                                                       ------------

CHINA-5.26%

TELECOMMUNICATIONS-5.26%
China Telecom Corp. Ltd.                                9,541,000         3,070,051
China Telecom Corp. Ltd., ADR^                             46,000         1,473,840
                                                                       ------------
TOTAL CHINA (Cost $4,018,559)                                             4,543,891
                                                                       ------------

HUNGARY-1.73%

TELEPHONE-INTEGRATED-1.73%
Magyar Tavkozlesi Rt
  (Cost $1,411,612)                                       357,300         1,495,132
                                                                       ------------

INDIA-1.35%

CELLULAR TELECOMMUNICATIONS-1.35%
Bharti Tele-Ventures Ltd.+                                335,000         1,161,844
                                                                       ------------

INTERNET SERVICES-0.00%
The India Media, Internet and
  Communications Fund Ltd.+*                               37,694             2,639
                                                                       ------------
TOTAL INDIA (Cost $638,507)                                               1,164,483
                                                                       ------------

INDONESIA-4.83%

TELECOMMUNICATIONS-4.83%
PT Indonesian Satellite Corp.
  Tbk+                                                  4,085,000         2,121,630
PT Telekomunikasi Indonesia                             4,272,000         2,044,152
                                                                       ------------
TOTAL INDONESIA (Cost $3,477,251)                                         4,165,782
                                                                       ------------

                                 See accompanying notes to financial statements.

                                                        NO. OF
DESCRIPTION                                          SHARES/UNITS        VALUE
-----------------------------------------------------------------------------------
ISRAEL-7.98%

TECHNOLOGY-0.85%
SVE Star Ventures Enterprises
  GmbH & Co. No. IX KG+++#                              1,250,000      $    730,400
                                                                       ------------

TELECOMMUNICATIONS-1.48%
Lynx Photonic Networks+*                                  375,394           781,378
Lynx Series E+*                                           493,000           498,488
                                                                       ------------
                                                                          1,279,866
                                                                       ------------

VENTURE CAPITAL-5.65%
BPW Israel Ventures LLC+++#                             1,482,848           857,893
Concord Ventures II Fund
  L.P.+++#                                              3,520,000         1,257,880
Formula Ventures L.P.+++                                1,499,989           215,098
Giza GE Venture Fund III,
  L.P.+++#                                              2,117,500         1,150,798
K.T. Concord Venture Fund
  L.P.+++                                               2,000,000           880,156
Neurone Ventures II, L.P.+++#                             438,684           199,762
Walden-Israel Ventures III,
  L.P.+++#                                                492,938           315,135
                                                                       ------------
                                                                          4,876,722
                                                                       ------------
TOTAL ISRAEL (Cost $10,362,718)                                           6,886,988
                                                                       ------------

LATIN AMERICA-1.33%

VENTURE CAPITAL-1.33%
J.P. Morgan Latin America Capital
  Partners (Cayman), L.P.+++                              803,879           670,298
J.P. Morgan Latin America Capital
  Partners (Delaware), L.P.+++#                         1,277,217           481,805
                                                                       ------------
TOTAL LATIN AMERICA (Cost $1,376,771)                                     1,152,103
                                                                       ------------

MALAYSIA-3.28%

TELECOMMUNICATIONS-3.28%
Telekom Malaysia Berhad
  (Cost $2,492,173)                                       936,000         2,834,233
                                                                       ------------

MEXICO-21.56%

CELLULAR TELECOMMUNICATIONS-17.34%
America Movil S.A. de C.V.,
  Series L, ADR^                                          340,200      $ 14,968,800
                                                                       ------------

TELEPHONE-INTEGRATED-4.22%
Telefonos de Mexico, S.A. de C.V.,
  Class L, ADR^                                           106,500         3,646,560
                                                                       ------------
TOTAL MEXICO (Cost $10,239,349)                                          18,615,360
                                                                       ------------

RUSSIA-3.58%

CELLULAR TELECOMMUNICATIONS-2.42%
AO VimpelCom, ADR+                                          9,300         1,060,200
Mobile Telesystems, ADR^                                    7,100         1,030,352
                                                                       ------------
                                                                          2,090,552
                                                                       ------------

TELEVISION-1.16%
Independent Network Television
  Holding Ltd., Series II+++                            1,000,000         1,000,000
                                                                       ------------
TOTAL RUSSIA (Cost $2,052,774)                                            3,090,552
                                                                       ------------

SOUTH AFRICA-5.39%

CELLULAR TELECOMMUNICATIONS-2.68%
MTN Group Ltd.                                            427,600         2,313,727
                                                                       ------------

TELEPHONE-INTEGRATED-2.71%
Telkom South Africa Ltd.                                  166,160         2,341,659
                                                                       ------------
TOTAL SOUTH AFRICA (Cost $3,344,543)                                      4,655,386
                                                                       ------------

SOUTH KOREA-8.76%

CELLULAR TELECOMMUNICATIONS-6.50%
SK Telecom Co., Ltd.                                        5,890           927,291
SK Telecom Co., Ltd., ADR^                                237,300         4,681,929
                                                                       ------------
                                                                          5,609,220
                                                                       ------------

ELECTRIC PRODUCTS-MISCELLANEOUS-1.06%
LG Electronics Inc.                                        16,200           915,688
                                                                       ------------

INTERNET SOFTWARE-1.20%
NCsoft Corp.+                                              10,790         1,034,785
                                                                       ------------
TOTAL SOUTH KOREA (Cost $6,721,331)                                       7,559,693
                                                                       ------------

See accompanying notes to financial statements.

                                                        NO. OF
DESCRIPTION                                          SHARES/UNITS        VALUE
-----------------------------------------------------------------------------------
THAILAND-1.79%

CELLULAR TELECOMMUNICATIONS-1.79%
Advanced Info Service Public
  Co., Ltd.                                               679,500      $  1,547,139
                                                                       ------------

TELEPHONE-INTEGRATED-0.00%
True Corporation Public Co.
  Ltd., Foreign Registered,
  Warrants (expiring 04/03/08)+                         1,717,483                 1
                                                                       ------------
TOTAL THAILAND (Cost $1,389,080)                                          1,547,140
                                                                       ------------

VENEZUELA-2.46%

TELEPHONE-INTEGRATED-2.46%
Compania Anonima Nacional
  Telefonos de Venezuela, ADR
  (Cost $1,390,188)                                        92,200         2,120,600
                                                                       ------------

GLOBAL-7.28%

TELECOMMUNICATIONS-1.46%
International Wireless
  Communications Holdings
  Corp.+++                                                 15,092                 0
TeleSoft Partners L.P.+++                               1,250,000           134,875
TeleSoft Partners II QP, L.P.+++#                       1,500,000         1,126,233
                                                                       ------------
                                                                          1,261,108
                                                                       ------------

VENTURE CAPITAL-5.82%
Emerging Markets Ventures I,
  L.P.+++#                                              7,145,806         5,026,729
                                                                       ------------
TOTAL GLOBAL (Cost $7,149,691)                                            6,287,837
                                                                       ------------
TOTAL EMERGING COUNTRIES
  (Cost $73,121,923)                                                     82,892,700
                                                                       ------------

EQUITY SECURITIES OF TELECOMMUNICATION
  COMPANIES IN DEVELOPED COUNTRIES-0.94%

UNITED STATES-0.94%

INTERNET SERVICES-0.94%
Technology Crossover
  Ventures IV, L.P.+++#
  (Cost $803,282)                                       1,563,800           813,065
                                                                       ------------

EQUITY SECURITES OF COMPANIES PROVIDING OTHER
  ESSENTIAL SERVICES IN THE DEVELOPMENT OF AN
  EMERGING COUNTRY'S INFRASTRUCTURE-0.11%

ARGENTINA-0.00%

INVESTMENT & HOLDING COMPANY-0.00%
Exxel Capital Partners V, L.P.+++
  (Cost $449,172)                                       1,897,761      $          0
                                                                       ------------

ISRAEL-0.11%

INVESTMENT & HOLDING COMPANY-0.11%
The Renaissance Fund LDC+++
  (Cost $484,061)                                             160            95,232
                                                                       ------------
TOTAL OTHER ESSENTIAL SERVICES
  (Cost $933,233)                                                            95,232
                                                                       ------------
TOTAL EQUITY OR EQUITY-LINKED
  SECURITIES (Cost $74,858,438)                                          83,800,997
                                                                       ------------

                                 See accompanying notes to financial statements.

                                                      PRINCIPAL
DESCRIPTION                                         AMOUNT (000'S)        VALUE
-----------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-14.07%
GRAND CAYMAN-2.81%
Brown Brothers Harriman & Co.,
  overnight deposit, 1.04%,
  11/01/04** (Cost $2,426,000)                      $        2,426     $  2,426,000
                                                                       ------------

UNITED STATES-11.26%
Bear, Stearns & Co. Inc.,
  repurchase agreement,
  (Agreement dated 10/29/04 to
  be repurchased at $8,644,150),
  1.875%, 11/01/04, collateralized
  by U.S. Gov't National Mortgage
  Association***                                             8,643        8,642,800
Bear, Stearns & Co. Inc.,
  repurchase agreement,
  (Agreement dated 10/29/04 to
  be repurchased at $1,078,496),
  0.9375%, 11/01/04, collateralized
  by U.S. Gov't National Mortgage
  Association***                                             1,078        1,078,412
                                                                       ------------
TOTAL UNITED STATES
  (Cost $9,721,212)                                                       9,721,212
                                                                       ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $12,147,212)                                                     12,147,212
                                                                       ------------
TOTAL INVESTMENTS-111.12%
  (Cost $87,005,650) (Notes A,D,F)                                       95,948,209
                                                                       ------------
LIABILITIES IN EXCESS OF CASH AND
  OTHER ASSETS-(11.12)%                                                  (9,597,155)
                                                                       ------------
NET ASSETS-100.00%                                                     $ 86,351,054
                                                                       ============

----------
+    Non-income producing security.
++ Restricted security, not readily marketable; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. (See Notes A and G)
^    Security or a portion thereof is out on loan.
# As of October 31, 2004, the Fund has committed to investing additional capital as follows: Nirvana Capital Ltd. ($90,000), TVG Asian Communications Fund II, L.P. ($991,626), BPW Israel Ventures LLC ($817,152), Concord Ventures II Fund L.P. ($480,000), Giza GE Venture Fund III, L.P. ($632,500), Neurone Ventures II, L.P. ($322,500), SVE Star Ventures Enterprises GmbH & Co. No. IX KG ($750,000), Walden-Israel Ventures III, L.P. ($882,063), J.P. Morgan Latin America Capital Partners (Delaware), L.P. ($1,482,685), Emerging Markets Ventures I, L.P. ($954,194), TeleSoft Partners II QP, L.P. ($900,000) and Technology Crossover Ventures IV, L.P. ($436,200). The aggregate amount of open commitments for the Fund is $8,738,920.
* Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. (See Note
     A)
** Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.
*** Represents security purchased with cash collateral received for securities on loan.
ADR  American Depository Receipts.
PN   Preferred Shares.
PNA  Preferred Shares, Class A.
PNB  Preferred Shares, Class B.

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - OCTOBER 31, 2004

ASSETS

Investments, at value, including collateral for securities on loan of $9,721,212 (1)
 (Cost $87,005,650) (Notes A,D,F)                                                            $    95,948,209
Cash (including $7,585 of foreign currencies with a cost of $7,814)                                    8,549
Dividends receivable                                                                                 389,383
Prepaid expenses                                                                                       4,524
                                                                                             ---------------
Total Assets                                                                                      96,350,665
                                                                                             ---------------

LIABILITIES

Payables:
    Upon return of securities loaned (Note A)                                                      9,721,212
    Investment advisory fee (Note B)                                                                  76,097
    Directors' fees                                                                                   12,697
    Administration fees (Note B)                                                                       9,824
    Other accrued fees                                                                               179,781
                                                                                             ---------------
Total Liabilities                                                                                  9,999,611
                                                                                             ---------------
NET ASSETS (applicable to 8,680,021 shares of common stock outstanding) (Note C)             $    86,351,054
                                                                                             ===============

NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 8,680,021 shares issued and outstanding
 (100,000,000 shares authorized)                                                             $         8,680
Paid-in capital                                                                                  166,480,112
Accumulated net realized loss on investments and foreign currency related transactions           (89,080,475)
Net unrealized appreciation in value of investments and translation of other
 assets and liabilities denominated in foreign currencies                                          8,942,737
                                                                                             ---------------
Net assets applicable to shares outstanding                                                  $    86,351,054
                                                                                             ===============

NET ASSET VALUE PER SHARE ($86,351,054 DIVIDED BY 8,680,021)                                 $          9.95
                                                                                             ===============

MARKET PRICE PER SHARE                                                                       $          8.52
                                                                                             ===============

----------
(1)  Includes securities out on loan to brokers with a market value of
     $9,312,264

                                 See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF OPERATIONS - FOR THE ELEVEN MONTHS ENDED OCTOBER 31, 2004

INVESTMENT INCOME

Income (Note A):
   Dividends                                                                                 $     2,622,385
   Interest                                                                                           39,618
   Securities lending                                                                                 12,196
   Net investment loss allocated from partnerships                                                  (935,389)
   Less: Foreign taxes withheld                                                                     (285,797)
                                                                                             ---------------
   Total Investment Income                                                                         1,453,013
                                                                                             ---------------

Expenses:
   Investment advisory fees (Note B)                                                                 806,993
   Administration fees (Note B)                                                                      102,429
   Legal fees                                                                                        101,197
   Custodian fees                                                                                     77,721
   Printing (Note B)                                                                                  71,891
   Audit fees                                                                                         64,804
   Directors' fees                                                                                    38,099
   Accounting fees                                                                                    27,722
   NYSE listing fees                                                                                  21,810
   Transfer agent fees                                                                                18,324
   Insurance                                                                                          16,462
   Miscellaneous                                                                                       8,823
                                                                                             ---------------
   Total Expenses                                                                                  1,356,275
                                                                                             ---------------
   Net Investment Income                                                                              96,738
                                                                                             ---------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized gain/(loss) from:
    Investments                                                                                    7,807,695
    Foreign currency related transactions                                                            (82,570)
Net change in unrealized appreciation in value of investments and translation
 of other assets and liabilities denominted in foreign currencies                                  7,465,722
                                                                                             ---------------
Net realized and unrealized gain on investments and foreign currency related transactions         15,190,847
                                                                                             ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $    15,287,585
                                                                                             ===============

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     FOR THE ELEVEN      FOR THE FISCAL YEAR
                                                                                      MONTHS ENDED              ENDED
                                                                                    OCTOBER 31, 2004      NOVEMBER 30, 2003
                                                                                   ------------------    -------------------
INCREASE IN NET ASSETS

Operations:
   Net investment income/(loss)                                                    $           96,738    $          (871,238)
   Net realized gain/(loss) on investments and foreign currency related
    transactions                                                                            7,725,125             (4,955,106)
   Net change in unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in
    foreign currencies                                                                      7,465,722             13,788,482
                                                                                   ------------------    -------------------
     Net increase in net assets resulting from operations                                  15,287,585              7,962,138
                                                                                   ------------------    -------------------

Capital share transactions (Note H):
   Cost of 484,200 shares purchased under the share repurchase program                     (3,835,755)                    --
                                                                                   ------------------    -------------------
     Total increase in net assets                                                          11,451,830              7,962,138
                                                                                   ------------------    -------------------

NET ASSETS

Beginning of period                                                                        74,899,224             66,937,086
                                                                                   ------------------    -------------------
End of period                                                                      $       86,351,054    $        74,899,224
                                                                                   ==================    ===================

                                 See accompanying notes to financial statements.

STATEMENT OF CASH FLOWS - FOR THE ELEVEN MONTHS ENDED OCTOBER 31, 2004

INCREASE IN CASH FROM

Operating Activities:
   Investment income received                                                      $        2,350,105
   Operating expenses paid                                                                 (1,329,250)
   Purchases of long-term portfolio investments                                           (56,766,644)
   Proceeds from disposition of long-term portfolio investments                            61,753,780
   Net purchase of short-term portfolio investments                                        (2,170,000)
   Cost of shares repurchased                                                              (3,835,755)
                                                                                   ------------------

Net increase in cash from operating activities                                                           $             2,236
Cash at beginning of period                                                                                            6,313
                                                                                                         -------------------
Cash at end of period                                                                                    $             8,549
                                                                                                         ===================

RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET INCREASE IN CASH
FROM OPERATING ACTIVITIES

Net increase in net assets resulting from operations                                                     $        15,287,585
Adjustments:
   Increase in accrued expenses                                                    $           29,533
   Increase in receivables                                                                    (38,296)
   Increase in prepaid expenses                                                                (2,509)
   Net increase in cash from investment transactions                                        3,752,525
   Cost of shares repurchased                                                              (3,835,755)
   Net realized and unrealized gain on investments and foreign currency
     related transactions                                                                 (15,190,847)
                                                                                   ------------------

Total adjustments                                                                                                (15,285,349)
                                                                                                         -------------------
NET INCREASE IN CASH FROM OPERATING ACTIVITIES                                                           $             2,236
                                                                                                         ===================

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

FINANCIAL HIGHLIGHTS^

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                     FOR THE                     FOR THE FISCAL YEARS
                                                                  ELEVEN MONTHS                         ENDED
                                                                      ENDED                          NOVEMBER 30,
                                                                   OCTOBER 31,        ------------------------------------------
                                                                      2004               2003           2002             2001
                                                                  -------------       ----------     ----------       ----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                              $        8.17       $     7.30     $     8.42       $    10.35
                                                                  -------------       ----------     ----------       ----------
Net investment income/(loss)                                               0.01+           (0.10)+        (0.15)+++        (0.12)++
Net realized and unrealized gain/(loss) on investments and
  foreign currency related transactions                                    1.70             0.97          (1.03)           (1.88)
                                                                  -------------       ----------     ----------       ----------
Net increase/(decrease) in net assets resulting from operations            1.71             0.87          (1.18)           (2.00)
                                                                  -------------       ----------     ----------       ----------
Dividends and distributions to shareholders:
  Net investment income                                                      --               --             --               --
  Net realized gain on investments and foreign currency
    related transactions                                                     --               --             --               --
                                                                  -------------       ----------     ----------       ----------
Total dividends and distributions to shareholders                            --               --             --               --
                                                                  -------------       ----------     ----------       ----------
Anti-dilutive impact due to capital shares tendered
  or repurchased                                                           0.07               --           0.06             0.07
                                                                  -------------       ----------     ----------       ----------
Net asset value, end of period                                    $        9.95       $     8.17     $     7.30       $     8.42
                                                                  =============       ==========     ==========       ==========
Market value, end of period                                       $        8.52       $     6.85     $     6.22       $     6.88
                                                                  =============       ==========     ==========       ==========
Total investment return (a)                                               24.38%           10.13%         (9.59)%         (10.50)%
                                                                  =============       ==========     ==========       ==========
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                           $      86,351       $   74,899     $   66,937       $   90,771
Ratio of expenses to average net assets (b)                                1.81%(c)         1.77%          1.90%            1.76%
Ratio of expenses to average net assets, excluding taxes                   1.81%(c)         1.77%          1.77%            1.74%
Ratio of net investment income/(loss) to average net assets                0.13%(c)        (1.33)%        (1.89)%          (1.18)%
Portfolio turnover rate                                                   71.57%          120.31%         94.89%           82.16%

^ Per share amounts prior to November 3, 2000 have been restated to reflect a conversion factor of 0.9994 for shares issued in connection with the merger of The Emerging Markets Infrastructure Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.
# Includes a $0.03 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in January 1994.
+         Based on average shares outstanding.
++ Based on shares outstanding on November 21, 2001 (prior to the 2001 tender offer) and November 30, 2001.
+++ Based on shares outstanding on November 6, 2002 (prior to the 2002 tender offer) and November 30, 2002.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.
(b) Ratios shown are inclusive of Brazilian transaction and Chilean repatriation taxes, if any.
(c)       Annualized.

                                 See accompanying notes to financial statements.

                                                          FOR THE
                                                         SIX MONTHS
                                                           ENDED                   FOR THE FISCAL YEARS ENDED MAY 31,
                                                        NOVEMBER 30,    --------------------------------------------------------
                                                           2000            2000       1999        1998        1997       1996
                                                        -----------     ---------   ---------   ---------   ---------  ---------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                    $     18.36     $   12.13   $   16.37   $   21.54   $   20.95  $   19.21
                                                        -----------     ---------   ---------   ---------   ---------  ---------
Net investment income/(loss)                                  (0.14)+       (0.20)+     (0.04)+     (0.06)       0.10       0.27
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                   (4.78)         6.14       (2.41)      (1.40)       2.86       1.91
                                                        -----------     ---------   ---------   ---------   ---------  ---------
Net increase/(decrease) in net assets resulting
  from operations                                             (4.92)         5.94       (2.45)      (1.46)       2.96       2.18
                                                        -----------     ---------   ---------   ---------   ---------  ---------

Dividends and distributions to shareholders:
  Net investment income                                          --            --          --       (0.09)      (0.27)     (0.04)
  Net realized gain on investments and foreign
    currency related transactions                             (3.09)           --       (1.96)      (3.62)      (2.10)     (0.40)
                                                        -----------     ---------   ---------   ---------   ---------  ---------
Total dividends and distributions to shareholders             (3.09)           --       (1.96)      (3.71)      (2.37)     (0.44)
                                                        -----------     ---------   ---------   ---------   ---------  ---------

Anti-dilutive impact due to capital shares tendered
  or repurchased                                                 --          0.29        0.17          --          --         --
                                                        -----------     ---------   ---------   ---------   ---------  ---------
Net asset value, end of period                          $     10.35     $   18.36   $   12.13   $   16.37   $   21.54  $   20.95
                                                        ===========     =========   =========   =========   =========  =========
Market value, end of period                             $     7.688     $  13.508   $   9.819   $  13.008   $  17.385  $  17.385
                                                        ===========     =========   =========   =========   =========  =========
Total investment return (a)                                  (28.46)%       37.58%      (9.99)%     (4.57)%     14.31%      0.21%
                                                        ===========     =========   =========   =========   =========  =========
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $   131,325     $ 130,300   $  94,026   $ 138,023   $ 181,627  $ 176,628
Ratio of expenses to average net assets (b)                    1.91%(c)      2.24%       2.09%       2.32%       1.90%      1.77%
Ratio of expenses to average net assets,
  excluding taxes                                              1.91%(c)      2.04%       2.01%       1.82%       1.82%        --
Ratio of net investment income/(loss) to average
  net assets                                                 (1.50)%(c)     (1.15)%     (0.33)%     (0.29)%      0.52%      1.40%
Portfolio turnover rate                                       51.72%       113.75%     179.66%     162.58%      42.14%     27.71%

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Emerging Markets Telecommunications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. On August 9, 2004, the Fund's Board of Directors approved a change in the Fund's fiscal year end from a twelve-month period ending November 30 to a twelve-month period ending October
31. The statements of operations, changes in net assets, cash flows and financial highlights for 2004 represent the eleven month period beginning on December 1, 2003 and ending October 31, 2004.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value.

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. At October 31, 2004, the Fund held 21.44% of its net assets in securities valued at fair value as determined in good faith under procedures established by the Board of Directors with an aggregate cost of $24,652,435 and fair value of $18,515,687. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

SHORT-TERM INVESTMENT: The Fund sweeps available cash into a short-term deposit issued by Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Income received by the Fund from sources within emerging countries and other foreign countries may be subject to withholding and other taxes imposed by such countries.

Under certain circumstances the Fund may be subject to a maximum of 36% Israeli capital gains tax on gains derived from the sale of certain Israeli investments. For the eleven months ended October 31, 2004, the Fund did not incur such expense.

The Fund accrues foreign taxes on realized gains as a liability and reduction of realized/unrealized gains in an amount equal to what the Fund owed when the securities were sold. Taxes on foreign income are recorded when the related income is recorded.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

SECURITIES LENDING: The market value of securities out on loan to brokers at October 31, 2004, was $9,312,264, for which the Fund has received cash as collateral of $9,721,212. Such cash collateral was reinvested into an overnight repurchase agreement with Bear, Stearns & Co. Inc., which was in turn collateralized by U.S. Government securities with a value of $10,011,263. Security loans are required at all times to have collateral at least equal to 102% of the market value of the securities on loan; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

PARTNERSHIP ACCOUNTING POLICY: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

OTHER: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund is sector concentrated and therefore invests a high percentage of its assets in the telecommunications sector. As a result, the financial, economic, business and political developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. Under normal market conditions, it will invest not less than 80% of its net assets in a group of related industries within the telecommunications sector of the market.

The Fund, subject to local investment limitations, may invest up to 25% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repos are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repos are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At October 31, 2004, the Fund had no such agreements, other than the cash collateral received that was reinvested in a repo under the Fund's securities lending program.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), serves as the Fund's investment adviser with respect to all investments. CSAM receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. For the eleven months ended October 31, 2004, CSAM earned $806,993 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the eleven months ended October 31, 2004, CSAM was reimbursed $12,612 for administrative services rendered to the Fund.

Credit Suisse Asset Management Limited (CSAM U.K.) ("CSAM Ltd. U.K.") and Credit Suisse Asset Management Limited (CSAM Australia) ("CSAM Ltd. Australia"), affiliates of CSAM, are sub-investment advisers to the Fund. CSAM Ltd. U.K. and CSAM Ltd. Australia's sub-investment advisory fees are paid by CSAM out of CSAM's investment advisory fee and are not paid by the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.12% of the Fund's average weekly net assets. For the eleven months ended October 31, 2004, BSFM earned $89,817 for administrative services.

BankBoston, N.A., Sao Paulo ("BBNA") serves as the Fund's administrator with respect to Brazilian investments. BBNA is paid for its services out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on an annual rate of 0.10% of average month end Brazilian net assets of the Fund.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the eleven months ended October 31, 2004, Merrill was paid $54,755 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 8,680,021 shares outstanding at October 31, 2004, CSAM owned 14,333 shares.

NOTE D. INVESTMENT IN SECURITIES

For the eleven months ended October 31, 2004 purchases and sales of securities, other than short-term investments, were $56,766,644 and $61,113,243, respectively.

NOTE E. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. During the eleven months ended October 31, 2004, the Fund had no borrowings under the Credit Facility.

NOTE F. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales, and excise tax regulations.

At October 31, 2004, the components of distributable earnings on a tax basis, for the Fund were as follows:

Undistributed ordinary income                                   --
Accumulated net realized loss                      $   (88,722,816)
Unrealized appreciation                                  8,585,078
                                                   ---------------
Total accumulated deficit                          $   (80,137,738)
                                                   ===============

At October 31, 2004, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $88,722,816 of which $13,111,409 expires in 2006. This amount is subject to Internal Revenue Sections limitations. Capital loss carryforwards of $5,308,276, $47,300,891, $17,356,479 and $5,645,761 expire in
2007, 2009, 2010 and 2011, respectively. It is uncertain whether the Fund will be able to realize the benefits before they expire. During the eleven month period ended October 31, 2004, the Fund utilized capital loss carryforwards of $7,860,895.

At October 31, 2004, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $87,363,309, $16,345,492, $(7,760,592) and $8,584,900, respectively.

At October 31, 2004, the Fund reclassified $97,648 from accumulated net realized loss on investments and foreign currency related transactions to accumulated net investment income and $910 from accumulated net investment loss to paid-in capital, to adjust for current period permanent book/tax differences. Net assets were not affected by these reclassifications.

NOTE G. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. The table below shows the number of units/shares held, the acquisition dates, aggregate costs, fair value as of October 31, 2004, per unit/share of such securities and percent of net assets which the securities comprise. The final column represents the distribution received from each investment.

                        NUMBER                                            FAIR                  PERCENT
                          OF           ACQUISITION                      VALUE AT    VALUE PER   OF NET   DISTRIBUTIONS
SECURITY             UNITS/SHARES        DATE(S)            COST       10/31/2004   UNIT/SHARE  ASSETS     RECEIVED
--------             ------------  -------------------  ------------  ------------  ----------  -------  -------------
BPW Israel Ventures
  LLC                   1,156,470  10/05/00 - 06/30/03  $    875,853  $    669,069  $     0.58     0.77
                           17,250       12/26/03              16,032         9,980        0.58     0.01
                          291,878       02/11/04             271,262       168,864        0.58     0.20
                           17,250       07/01/04              16,032         9,980        0.58     0.01
                     ------------                       ------------  ------------              -------
                        1,482,848                          1,179,179       857,893                 0.99             --
                     ------------                       ------------  ------------              -------  -------------

Concord Ventures II
  Fund L.P.             3,280,000  03/29/00 - 07/15/03     2,524,584     1,172,116        0.36     1.36
                          120,000       03/02/04             115,789        42,882        0.36     0.05
                          120,000       08/19/04             115,788        42,882        0.36     0.05
                     ------------                       ------------  ------------              -------
                        3,520,000                          2,756,161     1,257,880                 1.46             --
                     ------------                       ------------  ------------              -------  -------------

Emerging Markets
  Ventures I, L.P.      7,075,037  01/22/98 - 06/30/03     4,936,563     4,976,947        0.70     5.76
                           36,095       12/30/03              34,207        25,391        0.70     0.03
                           34,674       07/06/04              32,861        24,391        0.70     0.03
                     ------------                       ------------  ------------              -------
                        7,145,806                          5,003,631     5,026,729                 5.82  $   1,169,680
                     ------------                       ------------  ------------              -------  -------------

Exxel Capital
  Partners V, L.P.      1,897,761  05/11/98 - 12/03/98       449,172             0        0.00     0.00        205,185
                     ------------                       ------------  ------------              -------  -------------

Formula Ventures
  L.P.                  1,467,094  08/06/99 - 07/24/03       601,316       210,381        0.14     0.24
                           32,895       06/14/04              33,778         4,717        0.14     0.01
                     ------------                       ------------  ------------              -------
                        1,499,989                            635,094       215,098                 0.25        318,280
                     ------------                       ------------  ------------              -------  -------------

Giza GE Venture
  Fund III, L.P.        1,540,000  01/31/00 - 04/30/03     1,046,285       836,944        0.54     0.97
                          165,000       12/10/03             145,075        89,673        0.54     0.10
                          165,000       03/15/04             145,075        89,672        0.54     0.10
                          247,500       10/11/04             247,500       134,509        0.54     0.16
                     ------------                       ------------  ------------              -------
                        2,117,500                          1,583,935     1,150,798                 1.33         64,135
                     ------------                       ------------  ------------              -------  -------------

Independent Network
  Television
    Holding Ltd.,
      Series II         1,000,000       07/06/98           1,000,000     1,000,000        1.00     1.16             --
                     ------------                       ------------  ------------              -------  -------------

International
  Wireless
  Communications
    Holdings Corp.         15,092       12/08/97             414,568             0        0.00     0.00         10,564
                     ------------                       ------------  ------------              -------  -------------

J.P. Morgan
  Latin America
    Capital
      Partners
      (Cayman), L.P.      803,879  04/10/00 - 05/28/03       780,246       670,298        0.83     0.78             28
                     ------------                       ------------  ------------              -------  -------------

                        NUMBER                                             FAIR                 PERCENT
                          OF           ACQUISITION                       VALUE AT   VALUE PER   OF NET   DISTRIBUTIONS
SECURITY             UNITS/SHARES        DATE(S)            COST       10/31/2004   UNIT/SHARE  ASSETS     RECEIVED
--------             ------------  -------------------  ------------  ------------  ----------  -------  -------------
J.P. Morgan Latin
  America
    Capital
      Partners
      (Delaware),
      L.P.              1,183,058  04/10/00 - 04/17/03  $    552,548  $    446,285  $     0.38     0.52
                           94,159       03/26/04              43,977        35,520        0.38     0.04
                     ------------                       ------------  ------------              -------
                        1,277,217                            596,525       481,805                 0.56  $     594,742
                     ------------                       ------------  ------------              -------  -------------

K.T. Concord
  Venture Fund L.P.     2,000,000  12/08/97 - 09/29/00     1,692,236       880,156        0.44     1.02        659,477
                     ------------                       ------------  ------------              -------  -------------

Neurone Ventures
  II, L.P.                337,500  11/24/00 - 06/23/03       199,044       153,686        0.46     0.18
                           67,500       05/26/04              55,443        30,737        0.46     0.03
                           11,184       08/26/04                   0         5,093        0.46     0.01
                           22,500       09/24/04              19,102        10,246        0.46     0.01
                     ------------                       ------------  ------------              -------
                          438,684                            273,589       199,762                 0.23         29,075
                     ------------                       ------------  ------------              -------  -------------

SVE Star Ventures
  Enterprises
    GmbH & Co. No.
      IX KG             1,000,000  12/21/00 - 08/18/03       765,586       584,320        0.58     0.68
                          250,000       08/09/04             239,420       146,080        0.58     0.17
                     ------------                       ------------  ------------              -------
                        1,250,000                          1,005,006       730,400                 0.85             --
                     ------------                       ------------  ------------              -------  -------------

Technology
  Crossover
  Ventures IV, L.P.     1,440,400  03/08/00 - 11/14/03       694,548       748,906        0.52     0.87
                           86,400       01/15/04              75,614        44,922        0.52     0.05
                           37,000       06/30/04              33,120        19,237        0.52     0.02
                     ------------                       ------------  ------------              -------
                        1,563,800                            803,282       813,065                 0.94        718,360
                     ------------                       ------------  ------------              -------  -------------

Telesoft Partners
  L.P.                  1,250,000  07/22/97 - 06/07/01       713,241       134,875        0.11     0.15      7,180,939
                     ------------                       ------------  ------------              -------  -------------

Telesoft Partners
  II QP, L.P.           1,140,000  07/14/00 - 12/12/02       714,878       855,937        0.75     0.99
                          120,000       12/08/03             101,124        90,099        0.75     0.10
                          240,000       06/03/04             202,248       180,197        0.75     0.21
                     ------------                       ------------  ------------              -------
                        1,500,000                          1,018,250     1,126,233                 1.30        113,986
                     ------------                       ------------  ------------              -------  -------------

The Renaissance
  Fund LDC                    160  03/30/94 - 03/21/97       484,061        95,232      595.20     0.11      1,497,612
                     ------------                       ------------  ------------              -------  -------------
TVG Asian
  Communications
    Fund II, L.P.       2,930,599  06/07/00 - 11/07/03     2,479,492     2,209,338        0.75     2.56
                           77,775       12/31/03              77,775        58,634        0.75     0.07
                     ------------                       ------------  ------------              -------
                        3,008,374                          2,557,267     2,267,972                 2.63        401,677
                     ------------                       ------------  ------------              -------  -------------

Walden-Israel
  Ventures III,
  L.P.                    340,313  02/23/01 - 10/09/03       236,804       217,562        0.64     0.26
                           83,875       02/02/04              77,249        53,621        0.64     0.06
                           68,750       05/27/04              63,319        43,952        0.64     0.05
                     ------------                       ------------  ------------              -------
                          492,938                            377,372       315,135                 0.37             --
                     ------------                       ------------  ------------              -------  -------------

Total                                                   $ 23,322,815  $ 17,223,331                19.95  $  12,963,740
                                                        ============  ============              =======  =============

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE H. SHARE REPURCHASE PROGRAM

The Board of Directors of the Fund, at a meeting held on November 21, 2003, authorized management to make open market purchases from time to time in an amount up to 10% of the Fund's outstanding shares whenever the Fund's shares are trading at a discount to net asset value of 15% or more. The Board has instructed management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund's website on a monthly basis. For the eleven months ended October 31, 2004, the Fund repurchased 484,200 of its shares for a total cost of $3,835,755 at a weighted discount of 14.39% from net asset value. The Fund had no repurchases for the fiscal year ended November 30, 2003. The Board at the same time determined to suspend the Fund's annual self-tender program that had been announced in June of 2000. Open market purchases may also be made within the discretion of management if the discount is less than 15%. In November 2002, the Fund completed a tender offer for 15% of its outstanding shares (1,617,215 shares) at a price of $6.53 per share.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The Emerging Markets Telecommunications Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") at October 31, 2004, the results of its operations and its cash flows for the eleven months then ended, the changes in its net assets for eleven months and the year ended November 30, 2003, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and private equity issuers, provide a reasonable basis for our opinion.

As explained in Note A, the financial statements include securities valued at $18,515,687 (21.44% of net assets), whose fair values have been determined in good faith under procedures established by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures established by the Board of Directors to value such securities and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, these values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 15, 2004

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe Trust Company, N.A., with EquiServe, Inc. acting as service agent to the aforementioned and, not by The Emerging Markets Telecommunications Fund, Inc. (the "Fund"). EquiServe Trust Company, N.A., will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide existing shareholders with a simple and convenient way to invest additional funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

In order to participate in the Program, you must be a registered holder of at least one Share of stock of the Fund. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. All cash payments must be drawn on a U.S. bank and payable in U.S. dollars. Checks must be made payable to EquiServe. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends. The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The investment date for cash payments is the 25th day of each month (or the next trading day if the 25th is not a trading day). The investment date for dividend reinvestment is the dividend payment date. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period. All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests received by the Program Administrator within thirty (30) days of an address change are expected to be submitted in written form.

EquiServe Trust Company, N.A., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested shareholder may participate in the Program. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested shareholder may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers:
(800) 730-6001 (U.S. and Canada) or (781) 575-3100 (outside U.S. and Canada).
All correspondence regarding the Program should be directed to: EquiServe Trust Company, N.A., InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940-3010.

InvestLink is a service mark of EquiServe Trust Company, N.A.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

                                                        TERM                                     NUMBER OF
                                                     OF OFFICE                                 PORTFOLIOS IN
                                                        AND                                         FUND
                                POSITION(S)            LENGTH               PRINCIPAL             COMPLEX            OTHER
     NAME, ADDRESS AND           HELD WITH            OF TIME          OCCUPATION(S) DURING     OVERSEEN BY      DIRECTORSHIPS
       DATE OF BIRTH                FUND               SERVED            PAST FIVE YEARS         DIRECTOR       HELD BY DIRECTOR
---------------------------  ------------------  ------------------  ------------------------  -------------  --------------------
INDEPENDENT DIRECTORS

Enrique R. Arzac             Lead Director;      Since 1996;         Professor of Finance and        8        Director of The
c/o Credit Suisse Asset      Nominating          current term        Economics, Graduate                      Adams Express
Management, LLC              Committee           ends at the         School of Business,                      Company (a
Attn:General Counsel         Chairman and        2007 annual         Columbia University                      closed-end
466 Lexington Avenue         Audit Committee     meeting             since 1971                               investment company);
New York, New York           Member                                                                           Director of
10017-3140                                                                                                    Petroleum and
                                                                                                              Resources
Date of Birth: 10/02/41                                                                                       Corporation (a
                                                                                                              closed-end
                                                                                                              investment company)

James J. Cattano             Director;           Since 1993;         President, Primary              4        None
c/o Primary Resources, Inc.  Nominating          current term        Resources Inc. (an
55 Old Field Point Road      Committee           ends at the         international trading
Greenwich, Connecticut       Member and          2007 annual         and manufacturing
06830                        Audit Committee     meeting             company specializing in
                             Chairman                                the sale of agricultural
Date of Birth: 06/24/43                                              commodities throughout
                                                                     Latin American markets)
                                                                     since October 1996

George W. Landau             Director;           Since 1993;         Senior Advisor, Latin           5        Director of GAM
c/o Credit Suisse Asset      Nominating and      current term        America, The Coca-Cola                   Funds, Inc.
Management, LLC              Audit Committee     ends at the         Company since 1988
Attn:General Counsel         Member              2006 annual         Advisor of Guardian
466 Lexington Avenue                             meeting             Industries (a glass
New York, New York                                                   manufacturer) since 1992
10017-3140

Date of Birth: 03/04/20

Martin M. Torino             Director;           Since 1993;         Chief Executive Officer         3        None
c/o Credit Suisse Asset      Nominating and      current term        and Director of Celsur
Management, LLC              Audit Committee     ends at the         Logistica S.A.
Attn: General Counsel        Member              2005 annual         (Logistics) since 2002;
466 Lexington Avenue                             meeting             Chairman of the Board of
New York, New York                                                   Ingenio y Refineria San
10017-3140                                                           Martin Del Tabacal S.A.
                                                                     (sugar refinery) from
Date of Birth: 08/14/49                                              August 1996 to 2000

                                                        TERM                                     NUMBER OF
                                                     OF OFFICE                                 PORTFOLIOS IN
                                                        AND                                         FUND
                                POSITION(S)            LENGTH               PRINCIPAL             COMPLEX            OTHER
     NAME, ADDRESS AND           HELD WITH            OF TIME          OCCUPATION(S) DURING     OVERSEEN BY      DIRECTORSHIPS
       DATE OF BIRTH                FUND               SERVED            PAST FIVE YEARS         DIRECTOR       HELD BY DIRECTOR
---------------------------  ------------------  ------------------  ------------------------  -------------  --------------------
INTERESTED DIRECTOR

William W. Priest, Jr.*      Director            Since 1997;         Chief Executive Officer        48        Director of Globe
c/o Epoch Investment                             current term        of J Net Enterprises,                    Wireless, LLC
Partners                                         ends at the         Inc. (technology holding                 (maritime
667 Madison Avenue                               2005 annual         company) since June                      communication
New York, New York                               meeting             2004; Chief Executive                    company); Director
10021                                                                Officer of Epoch                         of InfraRed X
                                                                     Investment Partners,                     (medical device
Date of Birth: 09/24/41                                              Inc. since April 2004;                   company) Director of
                                                                     Co-Managing Partner,                     J Net Enterprises,
                                                                     Steinberg Priest &                       Inc.
                                                                     Sloane Capital
                                                                     Management, LLC from
                                                                     2001 to March 2004;
                                                                     Chairman and Managing
                                                                     Director of CSAM from
                                                                     2000 to February 2001,
                                                                     Chief Executive Officer
                                                                     and Managing Director of
                                                                     CSAM from 1990 to 2000

                                POSITION(S)            LENGTH
     NAME, ADDRESS AND           HELD WITH            OF TIME
       DATE OF BIRTH                FUND               SERVED               PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------  ------------------  ------------------  -------------------------------------------------------------
OFFICERS

Michael E. Kenneally**       Chairman of the     Since 2004          Chairman and Global Chief Executive Officer of CSAM since
c/o Credit Suisse Asset      Fund, Chief                             2003; Chairman and Chief Investment Officer of Banc of
Management, LLC              Executive                               America Capital Management from 1998 to March 2003
466 Lexington Avenue         Officer and
New York, New York           President
10017-3140

Date of Birth: 03/30/54

Emily Alejos                 Chief Investment    Since 1999          Director of CSAM since January 1999; Vice President of CSAM
c/o Credit Suisse Asset      Officer                                 from 1997 to January 1999; Associated with CSAM since 1997;
Management, LLC                                                      Officer of other Credit Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 10/27/63

* Designates a director who is an "interested person" of the Fund as defined under the Investment Company Act Of 1940, as amended. Mr. Priest is an interested person of the Fund because, up to December 31, 2002, he was retained by CSAM to provide consulting services.

** Effective August 9, 2004, Michael E. Kenneally was appointed as Chairman of the Fund, Chief Executive Officer and President of the Fund.
     Joseph D. Gallagher who previously held these positions has resigned effective August 9, 2004.

                                POSITION(S)            LENGTH
     NAME, ADDRESS AND           HELD WITH            OF TIME
       DATE OF BIRTH                FUND               SERVED               PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------------  ------------------  ------------------  -------------------------------------------------------------
OFFICERS--(CONCLUDED)

Michael A. Pignataro         Chief Financial     Since 1993          Director and Director of Fund Administration of CSAM;
c/o Credit Suisse Asset      Officer and                             Associated with CSAM since 1984; Officer of other Credit
Management, LLC              Secretary                               Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 11/15/59

Emidio Morizio               Chief               Since 2004          Vice President and Global Head of Compliance of CSAM;
Credit Suisse Asset          Compliance                              Associated with CSAM since July 2000; Vice President and
Management, LLC              Officer                                 Director of Compliance of Forstmann-Leff Associates from 1998
466 Lexington Avenue                                                 to June 2000; Officer of other Credit Suisse Funds
New York, New York
10017-3140

Date of Birth: 09/21/66

Ajay Mehra                   Chief               Since 2004          Director and Deputy General Counsel of CSAM since September
Credit Suisse Asset          Legal Officer                           2004; Senior Associate of Sherman & Sterling LLP from
Management, LLC                                                      September 2000 to September 2004; Senior Counsel of the SEC
466 Lexington Avenue                                                 Division of Investment Management from June 1997 to September
New York, New York                                                   2000; Officer of other Credit Suisse Funds
10017-3140

Date of Birth: 08/14/70

J. Kevin Gao                 Senior Vice         Since 2004          Vice President and legal counsel of CSAM; Associated with
Credit Suisse Asset          President                               CSAM since July 2003; Associated with the law firm of Willkie
Management, LLC                                                      Farr & Gallagher LLP from 1998 to 2003; Officer of other
466 Lexington Avenue                                                 Credit Suisse Funds
New York, New York
10017-3140

Date of Birth: 10/12/67

Robert M. Rizza              Treasurer           Since 1999          Assistant Vice President of CSAM since January 2001;
c/o Credit Suisse Asset                                              Associated with CSAM since 1998; Officer of other Credit
Management, LLC                                                      Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 12/09/65

ANNUAL CERTIFICATIONS (UNAUDITED)

The Fund's Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Fund of the NYSE's corporate governance listing standards. The Fund's Chief Executive Officer and Chief Financial Officer have also filed certifications with the SEC as part of the Fund's Form N-CSR filings that cover certain public disclosure documents of the Fund, including its annual and semi-annual reports to stockholders.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how The Emerging Markets Telecommunications Fund, Inc. (the "Fund") voted proxies related to its portfolio securities during the 12-month period ended June 30, 2004 as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

               -   By calling 1-800-293-1232;

               -   On the Fund's website, www.csam.com/us

               - On the website of the Securities and Exchange Commission, http://www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse Japan Equity Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Mid-Cap Growth Fund
Credit Suisse New York Municipal Fund
Credit Suisse Select Equity Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund


Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

SUMMARY OF GENERAL INFORMATION (UNAUDITED)

The Fund--The Emerging Markets Telecommunications Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange, Inc. Its investment objective is long-term capital appreciation through investments primarily in equity securities of telecommunications companies in emerging countries. Credit Suisse Asset Management, LLC (New York), the Fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of September 30, 2004, CSAM managed over $27 billion in the U.S. and, together with its global affiliates, managed assets of over $308 billion in 15 countries.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "EmMktTel" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "EmergMktTele". The Fund's New York Stock Exchange, Inc. trading symbol is ETF. Weekly comparative net asset value (NAV) and market price information about The Emerging Markets Telecommunications Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.csam.com/us.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Emerging Markets Telecommunications Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac        Lead Director

James J. Cattano        Director

George W. Landau        Director

William W. Priest, Jr.  Director

Martin M. Torino        Director

Michael E. Kenneally    Chairman of the Fund,
                        Chief Executive Officer
                        and President

Emily Alejos            Chief Investment Officer

J. Kevin Gao            Senior Vice President

Ajay Mehra              Chief Legal Officer

Emidio Morizio          Chief Compliance Officer

Michael A. Pignataro    Chief Financial Officer and
                        Secretary

Robert M. Rizza         Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

INVESTMENT SUB-ADVISERS

Credit Suisse Asset Management (Australia) Limited
Level 32, Gateway Building
1 Macquarie Place
Sydney NSW 2000

Credit Suisse Asset Management Limited
Beaufort House
15 St. Botolph Street
London EC3A 7JJ, England

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

EquiServe Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.


                                                       [ETF LISTED NYSE(R) LOGO]
                                                                      3018-AR-04

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2004. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2004.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's governing board has determined that it has one audit committee financial expert serving on its audit committee: Enrique R. Arzac. The audit committee financial expert is "independent" for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC"), for its fiscal years ended November 30, 2003 and October 31, 2004.

                                         2003                                   2004
Audit Fees                               $  51,000                              $  51,000
Audit-Related Fees(1)                    $   3,000                              $   4,500
Tax Fees(2)                              $   7,482                              $   7,482
All Other Fees                                  --                                     --
Total                                    $  61,482                              $  62,982

(1) Services include agreed-upon procedures in connection with the registrant's semi-annual financial statements ($3,000 per year), and the registrant's third quarter 2004 Form N-Q filing ($1,500).

(2) Tax services in connection with the registrant's excise tax calculations and review of the registrant's applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant's operations and financial reporting and that were rendered by PwC to the registrant's investment adviser, Credit Suisse Asset Management, LLC ("CSAM"), and any service provider to the registrant controlling, controlled by or under common control with CSAM that provided ongoing services to the registrant ("Covered Services Provider"), for the registrant's fiscal years ended November 30, 2003 and October 31, 2004.

                                         2003                                   2004
Audit-Related Fees                       N/A                                    N/A

Tax Fees                                 N/A                                    N/A
All Other Fees                           N/A                                    N/A
Total                                    N/A                                    N/A

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to CSAM and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than CSAM or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, CSAM and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

                                         2003                                   2004
Audit-Related Fees                       N/A                                    N/A
Tax Fees                                 N/A                                    N/A
All Other Fees                           N/A                                    N/A
Total                                    N/A                                    N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to CSAM and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant's fiscal years ended November 30, 2003 and October 31, 2004:

                                         2003                                   2004
Audit-Related Fees                       N/A                                    N/A
Tax Fees                                 N/A                                    N/A
All Other Fees                           N/A                                    N/A
Total                                    N/A                                    N/A


(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, CSAM and Covered Service Providers for the fiscal years ended November 30, 2003 and October 31, 2004 were $10,482 and $11,982, respectively.

(h) Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the committee are Enrique R. Arzac, James Cattano, George W. Landau and Martin Torino.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                       CREDIT SUISSE ASSET MANAGEMENT, LLC

                               CREDIT SUISSE FUNDS

                        CREDIT SUISSE INSTITUTIONAL FUNDS

                              CSAM CLOSED-END FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

Introduction

     Credit Suisse Asset Management, LLC ("CSAM") is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.

     The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

     The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

     The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.

     For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

     CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

     CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy issue. In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

     In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting.

     These records include the following:

     -    a copy of the Policy;

     -    a copy of each proxy statement received on behalf of CSAM clients;

     -    a record of each vote cast on behalf of CSAM clients;

     - a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

     - a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.

     CSAM reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

     Disclosure

     CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

     ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

     Procedures

     The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

                               PROXY VOTING POLICY

     Operational Items

     Adjourn Meeting

          Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

     Amend Quorum Requirements

          Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

     Amend Minor Bylaws

          Generally vote for bylaw or charter changes that are of a housekeeping nature.

     Change Date, Time, or Location of Annual Meeting

          Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     Ratify Auditors

          Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

     Board of Directors

     Voting on Director Nominees in Uncontested Elections

          Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences;
          (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

     Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Director and Officer Indemnification and Liability Protection

          Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

     Filling Vacancies/Removal of Directors

          Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

     Independent Chairman (Separate Chairman/CEO)

          Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

     Majority of Independent Directors

          Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

     Term Limits

          Generally vote against shareholder proposals to limit the tenure of outside directors.

     Proxy Contests

     Voting on Director Nominees in Contested Elections

          Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

     Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

     Confidential Voting

          Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

     Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

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

     Antitakeover Defenses and Voting Related Issues

     Advance Notice Requirements for Shareholder Proposals/Nominations

          Votes on advance notice proposals are determined on a case-by-case basis.

     Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

     Poison Pills (Shareholder Rights Plans)

          Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

     Shareholders' Ability to Act by Written Consent

          Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

     Shareholders' Ability to Call Special Meetings

          Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

     Supermajority Vote Requirements

          Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

     Merger and Corporate Restructuring

     Appraisal Rights

          Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

     Asset Purchases

          Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits;
          (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

     Asset Sales

          Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital;
          (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

     Conversion of Securities

          Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

     Corporate Reorganization

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Reverse Leveraged Buyouts

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Formation of Holding Company

          Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights;
          (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium;
          (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

     Joint Ventures

          Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed;
          (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

     Mergers and Acquisitions

          Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits;
          (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

     Private Placements

          Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Prepackaged Bankruptcy Plans

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Recapitalization

          Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
          (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Spinoffs

          Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

     Value Maximization Proposals

          Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

     Capital Structure

     Adjustments to Par Value of Common Stock

          Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

     Common Stock Authorization

          Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     Dual-class Stock

          Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

     Issue Stock for Use with Rights Plan

          Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

     Preemptive Rights

          Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

     Preferred Stock

          Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

     Recapitalization

          Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
          (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Share Repurchase Programs

          Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     Stock Distributions: Splits and Dividends

          Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

     Tracking Stock

          Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

     Executive and Director Compensation

     Executive and Director Compensation

          Votes on compensation plans for directors are determined on a case-by-case basis.

     Stock Plans in Lieu of Cash

          Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

     Director Retirement Plans

          Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

     Management Proposals Seeking Approval to Reprice Options

          Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

     Incentive Bonus Plans and Tax Deductibility Proposals

          Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

     Employee Stock Ownership Plans (ESOPs)

          Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

     401(k) Employee Benefit Plans

          Generally vote for proposals to implement a 401(k) savings plan for employees.

     Shareholder Proposals Regarding Executive and Director Pay

          Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

     Performance-Based Option Proposals

          Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

     Stock Option Expensing

          Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

     Golden and Tin Parachutes

          Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 19, 2004

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement is not yet effective with respect to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                                                                (C) TOTAL NUMBER OF      (D) MAXIMUM NUMBER
                                            (A) TOTAL         (B) AVERAGE       SHARES PURCHASED AS      OF SHARES THAT MAY
                                            NUMBER OF         PRICE PAID PER    PART OF PUBLICLY         YET BE PURCHASE
PERIOD                                      SHARES PURCHASED  SHARE             ANNOUNCED PLANS          UNDER THE PLAN
------------------------------------------- ----------------- ----------------- ------------------------ ---------------------
June 1st through June 30th                  37,600            $7.72             37,600                   615,122
------------------------------------------- ----------------- ----------------- ------------------------ ---------------------
July 1st through July 31st                  70,600            $7.70             70,600                   544,522
------------------------------------------- ----------------- ----------------- ------------------------ ---------------------
August 1st through August 31st              29,600            $7.63             29,600                   514,922
------------------------------------------- ----------------- ----------------- ------------------------ ---------------------
September 1st through September 30th        58,200            $7.94             58,200                   456,722
------------------------------------------- ----------------- ----------------- ------------------------ ---------------------
October 1st through October 31st            24,500            $8.30             24,500                   432,222
------------------------------------------- ----------------- ----------------- ------------------------ ---------------------

(a)  The plan was announced December 4, 2003.
(b)  10% of the Fund's outstanding shares.
(c)  There is no expiration date of the plan.
(d)  Not applicable.
(e)  Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated February 23, 2004.

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Registrant's Code of Ethics is an exhibit to this report.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)  Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

          /s/ Michael E. Kenneally
          ------------------------
          Name:  Michael E. Kenneally
          Title:   Chief Executive Officer
          Date:   January 7, 2005

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

          /s/ Michael E. Kenneally
          ------------------------
          Name:  Michael E. Kenneally
          Title:   Chief Executive Officer
          Date:   January 7, 2005

          /s/ Michael A. Pignataro
          ------------------------
          Name:  Michael A. Pignataro
          Title:   Chief Financial Officer
          Date:   January 7, 2005